                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 16, 2001


                          Lighthouse Fast Ferry, Inc.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

         New Jersey                       0-29205                      22-3241823
         ----------                       -------                      ----------
(State or other jurisdiction        (Commission File No.)            (I.R.S. Employer
      of incorporation)                                             Identification No.)
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195 Fairfield Avenue, Suite 3C, West Caldwell New Jersey                 07006
--------------------------------------------------------                 -----
       (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (973) 618-9034
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ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  The Board of Directors of the Registrant dismissed Weinick, Sanders,
Leventhal & Co. LLP, Certified Public Accountants ("WSL") effective October 16,
2001, and has retained Rothstein, Kass & Company, P.C. as its independent auditor for the fiscal year ended December 31, 2001. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of WSL and the engagement of Rothstein, Kass & Company, P.C. as its independent auditor. None of the reports of WSL on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-KSB for the fiscal year ended December 31, 2000 stated the following:

          "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has sustained substantial losses for the years ended December
          31, 2000 and 1999. In addition, at December 31, 2000 the
          Company has working capital and stockholder capital deficiencies of $4,324,309 and $1,051,161, respectively.
          These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note
          1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     There were no disagreements between the Company and WSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of WSL, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, WSL has not advised the Registrant that:

     1) internal controls necessary to develop reliable financial statements did not exist; or

     2) information has come to the attention of WSL which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

     3) the scope of the audit should be expanded significantly, or information has come to the attention of WSL that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001.

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     (b)  On October 18, 2001 the Registrant engaged Rothstein, Kass & Company,
P.C. as its principal accountant to audit the Registrant's financial statements as successor to WSL. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Rothstein, Kass &
Company, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Rothstein,
Kass & Company, P.C. provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the
Registrant's two most recent fiscal years or subsequent interim period, the
Registrant has not consulted Rothstein, Kass & Company, P.C. on any matter that was the subject of a disagreement or a reportable event.

Item 7(c) Exhibits
------------------

16.1  Letter regarding Change in Certifying Accountant


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIGHTHOUSE FAST FERRY, INC.



Date:    October 18, 2001               By: /s/ Anthony Cappaze
                                           ---------------------------------
                                           Anthony Cappaze, President, Chief
                                           Executive Officer and Director

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